UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04665
Commonwealth International Series Trust
(Exact name of registrant as specified in charter)
5847 San Felipe, Suite 850, Houston, Texas 77057
(Address of principal executive offices) (Zip code)
Citi Fund Services Ohio, Inc.
3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 888-345-1898
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

Item 1. Reports to Stockholders.
The Commonwealth International Series Trust
Australia/New Zealand Fund
Japan Fund
Global Fund
Real Estate Securities Fund
ANNUAL REPORT
October 31, 2007
Commonwealth International Series Trust
5847 San Felipe, Suite 850
Houston, Texas 77057
888-345-1898
INVESTMENT ADVISOR
FCA Corp
5847 San Felipe, Suite 850
Houston, TX 77057
713-781-2856
www.fcacorp.com
DISTRIBUTOR
Foreside Distribution Services, L.P.
100 Summer Street
Boston, MA 02110
TRANSFER AGENT & ADMINISTRATOR
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732
LEGAL COUNSEL
Rabil & Ropka, LLC
215 Fries Mill Road
Turnersville, NJ 08012

3435 Stelzer Road, Columbus, Ohio 43215 • 888.345.1898
Commonwealth Australia/New Zealand Fund (CNZLX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com
Dear Shareholder:
We are pleased to present this annual report on the Commonwealth International Series Trust on behalf of its separate series: the Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”) for the 12 months ended October 31, 2007.
Management Review
In the following interview, the Funds’ Senior Portfolio Manager Robert W. Scharar discusses the Commonwealth International Series Trust’s operations, strategy and the market environment during the 12-month period ended October 31, 2007.
Who is the advisor?
The Funds’ investment advisor is FCA Corp (“FCA”). FCA is a Registered Investment Advisor located at 5847 San Felipe, Suite 850, Houston, Texas 77057.
Who is the distributor?
The distributor of the Funds is Foreside Distribution Services, L.P. 100 Summer Street, Boston, MA 02110.
Why do our Funds include shares of foreign companies?
We invest in companies outside the United States because we believe that there are significant investment opportunities in select foreign markets. We also believe that U.S. investors benefit from the diversification1 that investments outside the United States can provide. For a U.S. investor, we believe allocation of a portion of the investor’s portfolio to international securities can provide the potential to diminish risk and achieve more consistent long-term performance in the investor’s overall portfolio. International investing can also provide an investor exposure to many of the leading companies in the market as well as fast growing national economies.
What are some of the factors influencing a Fund’s portfolio turnover?
Each Fund generally invests in equity securities with the view to hold them long-term. The portfolio’s securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders.

[1]	Diversification does not guarantee a profit nor protect against a loss.

COMMONWEALTH INTERNATIONAL SERIES TRUST

How can the size of the Fund impact the Funds’ expense ratio?
The operating expense ratios of mutual funds that invest overseas can be expected to be higher than those of mutual funds investing exclusively in securities of United States issuers, since certain costs (such as custodial, valuation, brokerage and communications) are higher when investing abroad. As with every mutual fund, asset size has an impact on the expense ratio. Typically, larger funds can have lower expense ratios as there is an increased opportunity to spread out fixed and semi-fixed costs necessary to operate the fund among a greater number of shareholders. Such fund expenses are allocated on a daily basis among all its shareholders. This is evidenced by the Commonwealth’s own Australia/New Zealand Fund which grew from assets of $4.53 million and an expense ratio of 5.74% on October 31, 2001 to assets of $46.17 million and an annualized expense ratio of 2.55% for the year ended October 31, 2007.
In Closing: As we reflect on our seventeenth year as the advisor to the Commonwealth Funds, we would like to take this opportunity to thank you for your support and continued interest in our family of funds. We truly value our shareholders. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke	Carlos Rubio
President and Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series	Commonwealth International Series	Commonwealth International Series
This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Funds’ Prospectus which may be obtained at www.commonwealthfunds.com or from the principal distributor of the Funds or your broker.
We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing in that Fund. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.
The Commonwealth Australia/New Zealand Fund’s Net Asset Value (NAV) as of October 31, 2007 was $20.34 per share compared to $17.44 per share on October 31, 2006. On December 27, 2006 the Fund made distributions of $2.29 per share. For the 12 months under review, the Commonwealth Australia/New Zealand Fund posted a 32.60% total return, assuming reinvestment of gross distributions. During the 12-month period the Fund underperformed the Australian All Ordinaries Index1, which returned 51.34%, but outperformed the New Zealand Small Companies Index2 and the New Zealand Exchange Limited 50 Free Float Total Return Index3, which returned 28.10% and 27.48%, respectively, for the same period. We do not attempt to track any index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
Equity indices outperformed debt markets during the year in both countries; the Fund’s investments in debt securities lowered overall performance, but at the same time reduced volatility. The Fund’s largest holding at year-end, a debt instrument issued by a New Zealand bank denominated in New Zealand dollars and linked to the performance of three major equity market indices, increased in value by 35%, outpacing both the New Zealand equity and fixed income markets.*
Problems originally seen as contained within the U.S. subprime mortgage market have generated more widespread credit concerns, with losses accumulating and investors becoming increasingly uncertain about the true value of structured credit products. These credit concerns have fueled an increase in risk aversion, which has affected a wide range of global markets, including equities, fixed income and foreign exchange. The sharp rise and subsequent fall in the New Zealand dollar during this period appears to have largely reflected developments in global risk preferences. As always, predicting the exchange rate is fraught with difficulty, and we anticipate more volatility over the coming months. Prior to the significant downward move in the exchange rate in August of this year, the Fund hedged a portion of its New Zealand fixed income portfolio. The exchange rate has subsequently risen from its August lows, although it remains below its all time high reached in July of this year.
The Fund’s investment in exchange listed structured debt instruments was 4.23% of net assets at year-end. On September 6, 2007 the Board of Directors of the issuer of the structured debt instruments held by the Fund advised that the credit ratings of the two structured debt instruments were at their original credit rating levels of AAA and A, and that there have been no defaults among the entities making up the underlying portfolio since inception of the notes in December 2003.*

*	Portfolio composition is subject to change.

[1]	The Australian All Ordinaries Index is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979.

[2]	The New Zealand Small Companies Index is a capitalization-weighted index of all New Zealand equities including those on the New Zealand Stock Exchange 40 index.

[3]	The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.
The above indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Insurance, oil and gas, mining and retail related companies in Australia made significant contributions during the 12-month period. Infrastructure related companies in New Zealand, which includes marine ports and services and utilities also made significant contributions during the period. Agricultural related stocks in Australia lagged, reflecting the country’s worst drought in a century, whereas New Zealand related agricultural stocks generally outpaced the broader market on the heels of rising dairy prices. New Zealand export oriented companies, including appliances and healthcare, continued to suffer from a higher exchange rate, which reduced the profit margins of overseas sales.*
Economic and Market Overview
New Zealand economic growth began to slow during 2005 and 2006, helping to reduce inflationary pressures. However, the economy regained considerable momentum in late 2006 and early 2007, intensifying pressure on productive resources. The rise in activity was most obvious in the household sector, reflected in strong consumption growth and rising house price inflation. Business investment activity also accelerated and a further tightening in the labor market was evident.
Despite reasonably resilient consumer confidence and, to a lesser extent, business confidence, we believe there are signs that the interest rate increases by the Reserve Bank of New Zealand undertaken over the past few years might be starting to affect activity. Higher mortgage interest rates appear to be reducing growth in household borrowing. This slowing is also apparent in the housing market, with turnover and pricing indicators turning down.
Real Gross Domestic Product4 (“GDP”) growth in Australia was estimated to have risen by 0.9% in the June quarter, to be 4.3% higher over the year, with the non-farm economy growing by 5.2% over the year—the strongest outcome since the December quarter 1998. There were substantial increases in investments in the quarter. More timely indicators suggest that activity has remained firm. Retail sales and export volumes have risen solidly, consumer confidence remains high, employment has continued to grow and business surveys report stronger-than-average conditions.
The farm sector in Australia continues to be affected by drought, and has been subtracting from overall GDP growth. Weather conditions have deteriorated significantly over recent months, with hot and dry conditions persisting over much of the country. This has prompted significant downward revisions to forecasts of the 2007 wheat crop and other rural production.

*	Portfolio composition is subject to change.

[4]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, the NZSESC, NZSE50FG and AS30 Indices.
The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/97 to 10/07, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return			Gross
	as of October 31, 2007			Expense
	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Australia/New Zealand Fund	32.60%	22.31%	10.05%	3.00%
New Zealand Small Companies Index (“NZSESC”)	28.10%	30.78%	17.85%
New Zealand Exchange Limited 50 Free Float Total Return Index (“NZSE50FG”)	27.48%	27.18%	—
Australian All Ordinaries (Price Only) Index (“AS30”)	51.34%	30.44%	13.72%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 27, 2007. Additional information pertaining to the Funds’ expense ratios as of October 31, 2007 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.94%.
The Fund’s performance is measured against the New Zealand Small Companies Index, a capitalization-weighted index of all New Zealand equities including those on the New Zealand Stock Exchange 40 Index, the New Zealand Exchange Limited 50 Free Float Total Return Index a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange and the Australian All Ordinaries Index, a cap-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007* (Unaudited)

Industry and/or	Percent of total
Security Type	investments

Bonds — New Zealand	19.5%
Marine Ports & Services	7.0%
Mining	6.9%
Real Estate	5.2%
Investment Companies	5.0%
Agricultural Operations	4.5%
Commercial Services	4.1%
Oil & Gas	3.7%
Utilities	3.5%
Metal Fabricate/Hardware	3.3%
Financial Services	3.2%
Chemicals	2.9%
Bonds — Australia	2.8%
Transportation	2.6%
Multi-Media	2.5%
Retail	2.4%
Heathcare	2.4%
Appliances	2.3%
Insurance	2.1%
Food & Beverage	2.1%
Telecommunications	1.8%
Recreation	1.7%
Miscellaneous Manufacturing	1.5%
Energy	1.2%
Preferred Stocks	0.9%
Computer Service	0.9%
Apparel	0.9%
Medical Supplies	0.6%
Human Resources	0.5%
E-Commerce	0.4%
Building Materials	0.4%
Pharmaceuticals	0.3%
Beverages	0.3%
Banking & Finance	0.3%
Medical Systems	0.2%
Rights & Warrants	0.1%

100.0%

*	Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.
Because the Fund is non-diversified and invests primarily in industries located primarily in Japan, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.
The Commonwealth Japan Fund’s NAV as of October 31, 2007 was $3.82 per share compared to $4.33 per share on October 31, 2006. On December 27, 2006 the Fund made distributions of $0.55 per share. For the 12 months under review, Commonwealth Japan Fund posted a 1.02% total return, assuming reinvestment of gross distributions. The Fund underperformed its benchmark, the Tokyo Stock Price Index1, which posted a return of 2.59%, for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
The Fund’s investments in small-capitalization companies was generally a drag on performance, as large-capitalization companies outpaced small-capitalization companies during the period. Healthcare products, distribution and wholesale, leisure and recreation, retail and real estate companies generally outpaced the broader market. In particular, the Fund’s investments in video game and commodity related companies made major contributions during the 12-month period.*
Repelled by the turbulence of global financial markets engendered by the U.S. subprime mortgage problem, participants in Japan’s financial markets have grown increasingly guarded over the direction of Japan’s economy. Credit concerns in the global financial market had an impact on Japanese banks and financial services companies, which were a drag on performance. Machinery and transportation companies also lagged the broader market.*
Seasonally adjusted private residential investment contracted by a stunning 7.8% quarter-on-quarter in the three months to September, compounding a revised 4.1% contraction in the three months to June. The weakness in housing investment, and its impact on building material and construction companies, is likely to have reflected the recent tightening of construction regulations. The rules, which are intended to crack down on the falsification of earthquake-resistance data for buildings, in effect make the construction approvals process more-time consuming.
Economic and Market Overview
Japan’s economy picked up speed in the three months to September, expanding by 0.6% quarter-on-quarter to rebound from the previous quarter’s contraction. The stronger performance reflected recoveries in private-sector capital expenditures and exports, offsetting a sharp downturn in housing investment. But with the capital expenditure boom moderating, and with the

*	Portfolio composition is subject to change.

[1]	The Tokyo Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index calculation excludes temporary issues and preferred stocks, and had a base value of 100 as of 1/04/68. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

clouds over the U.S. economy and a strengthening Yen increasing the risk to exports, Japan’s growth in 2008 may become increasingly dependent on the consumer. The Japanese Yen appreciated versus the U.S. dollar by approximately 1.4%, while the benchmark 10-year Japanese government bond yield declined from 1.7% to 1.6% during the period.
Exports to the U.S. were somewhat weak, although overall exports continued to increase to a broader range of destinations as overseas economies, taken as a whole, continued growing. Corporate profits remained high, and business sentiment was generally favorable. In this environment, business fixed investment continued to increase, albeit with some deceleration. The September Tankan (Short-Term Economic Survey of Enterprises in Japan) indicated that steady growth in business fixed investment would continue into 2008, although the pace of increase would slow somewhat relative to 2006. Against a background of continued increases in demand at home and abroad as well as progress in inventory adjustments in electronic parts and devices, industrial production posted a robust gain in the July-September quarter, ascending from the level where it had stayed from early 2007.
The Bank of Japan, in its’ semi-annual economic outlook released in October, said the rate of real Gross Domestic Product1 growth in fiscal 2007 and fiscal 2008 is likely to register around 2% on average. This outlook rests on the assumption that, although there are uncertainties due mainly to the U.S. subprime mortgage problem, overseas economies, taken as a whole, are likely to keep expanding, since sustained growth in East Asia and other emerging economies may offset a protracted slowdown in the U.S. economy. The basic view is that favorable conditions overseas and the extremely accommodative financial environment in Japan could likely sustain a virtuous circle of growth in production, income, and spending, even with fiscal consolidation exerting downward pressure on economic activity.

[1]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Comparison of Change in Value of a $10,000 Investment in Commonwealth Japan Fund and the TOPIX.
The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/97 to 10/07, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return			Gross
	as of October 31, 2007			Expense
	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Japan Fund	1.02%	5.61%	-1.61%	3.23%
Tokyo Stock Price Index (“TOPIX”)	2.59%	15.99%	3.76%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.
1     The above expense ratio is from the Funds’ prospectus dated February 27, 2007. Additional information pertaining to the Funds’ expense ratios as of October 31, 2007 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.20%.
The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”) an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of 1/04/68. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345- 1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007* (Unaudited)

Industry and/or	Percent of total
Security Type	investments

Leisure & Recreation	9.9%
Electronics	8.1%
Transportation	7.8%
Bonds	5.9%
Automotive Parts & Equipment	5.7%
Real Estate	5.7%
Utilities	5.6%
Insurance	4.8%
Heathcare-Products	4.7%
Machinery	4.5%
Banks	4.4%
Retial	3.7%
Distribution & Wholesale	3.1%
Pharmaceuticals	2.9%
Computers	2.5%
Short Term Investments	2.2%
Chemicals	1.9%
Human Resources	1.8%
Investment Companies	1.8%
Engineering & Construction	1.6%
Home Furnishings	1.6%
Textiles	1.6%
Building Materials	1.5%
Publishing	1.4%
Printing	1.0%
Food & Beverage	0.9%
Internet Services	0.8%
Miscellaneous Manufacturing	0.8%
Oil & Gas	0.8%
Commercial Services	0.5%
Financial Services	0.3%
Call Options Purchased	0.2%

100.0%

*	Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.
The Commonwealth Global Fund’s NAV as of October 31, 2007 was $19.97 per share compared to $17.07 per share on October 31, 2006. On December 27, 2006 the Global Fund made distributions of $0.90 per share. On July 10, 2007 the Global Fund made distributions of $0.007 per share. For the 12 months under review, the Commonwealth Global Fund posted a 23.13% total return, assuming reinvestment of gross distributions. The Fund outperformed its benchmark, the Morgan Stanley Capital International World Index1 which posted a 21.06% total return for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
Capital goods, healthcare products, agriculture and materials related companies made noteworthy contributions during the 12-month period. In particular, chemical producers and mining related companies made strong gains during the period. Banking and financial services related companies generally lagged the broader market, as well as transportation related companies including airlines, logistic and rail companies.
Our strategy is to invest in both international and domestic companies. The Fund’s exposure to international equities is primarily achieved by investing in depositary receipts, which are for the most part comprised of large-capitalization companies. U.S. equity exposure consists primarily of mid- and small-capitalization companies. The Fund’s investment in emerging market equities at year end was 9.1% of net assets versus 9.9% a year earlier. The Fund also invests in fixed income and other types of debt obligations, preferred stock and securities convertible into common stock.*
Economic and Market Overview
The world economy grew strongly in the first half of 2007, and momentum appears to have remained solid in the September quarter in most economies. Global financial markets experienced significant turbulence in August and September as the fallout from the deteriorating conditions in the U.S. housing sector led to a general re-pricing of risk across a range of assets. While conditions have been more settled in the past month or so—helped in large part by the Federal Reserve’s 50 basis point (0.50%) reduction in the fed funds rate in mid September—credit spreads have remained wider than before the onset of these developments.
In response to these developments, most forecasters have revised down their outlook for global growth. The International Monetary Fund2 has lowered its forecast for 2008 by around 0.5%, to 4.75%, although we believe if achieved this would still be

*	Portfolio composition is subject to change.

[1]	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index was developed with a base value of 500 as of 1979. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The International Monetary Fund is an international organization that oversees the global financial system by observing exchange rates and balances of payments, as well as offering financial and technical assistance.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

well above the long-run average pace. Much of the downgrade reflects a reduction in expected growth in the larger developed economies; emerging economies are expected to continue to grow strongly. Growth in the U.S. is expected to remain below trend in 2008, and forecasts for Japan and the Euro area have been revised down to around long-run average rates, reflecting both domestic and external factors. Strong growth is expected to continue in India, China and the rest of East Asia.
Growth in the Euro area has slowed somewhat, with the moderation in growth broad-based across countries. Slower growth has been mostly attributable to a moderation in business investment from its rapid pace in 2006. Nonetheless, business conditions generally remain at high levels, despite the large appreciation of the Euro. Household consumption growth has also been solid. Labor market conditions continue to improve, with large increases in participation over several years supporting growth in real disposable income. The unemployment rate fell to 7.3% in September, its lowest rate in more than 15 years.
The major development in currency markets has been the depreciation of the U.S. dollar against most of the major currencies. The dollar has fallen to multi-year lows on a trade-weighted basis as well as against a number of other major currencies including the Euro, the Canadian dollar and the Pound. Thus far the depreciation of the US dollar has been orderly and has helped boost output in the U.S. economy.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Comparison of Change in Value of a $10,000 Investment in Commonwealth Global Fund and the MSCI
World Index.
The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 12/3/02 (inception) to 10/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual Total Return		Gross
		as of October 31, 2007		Expense
	1 Year	3 Years	Inception (12/3/02)	Ratio[1]

Commonwealth Global Fund	23.13%	16.85%	17.60%	2.86%
MSCI World Index	21.06%	18.91%	18.35%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 27, 2007. Additional information pertaining to the Funds’ expense ratios as of October 31, 2007 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.72%.
The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index was developed with a base value of 500 as of 1979. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007* (Unaudited)

Industry and/or	Percent of total
Security Type	investments

United States	39.9%
Great Britain	10.5%
France	6.6%
Investment Companies	6.4%
Germany	6.0%
Bonds	4.3%
Brazil	4.1%
Canada	3.5%
Netherlands	3.2%
Short Term Investments	2.9%
Spain	2.8%
Israel	1.6%
South Korea	1.4%
Mexico	1.3%
Guernsey	1.2%
Switzerland	1.2%
Portugal	1.1%
Preferred Stocks	1.1%
India	0.9%

100.0%

*	Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of the securities in the portfolio changes.
Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
The Commonwealth Real Estate Securities Fund’s NAV as of October 31, 2007, was $14.21 per share compared to $14.06 per share on October 31, 2006. On December 27, 2006, the Real Estate Securities Fund made distributions of $0.12 per share. For the 12 months under review, Commonwealth Real Estate Securities Fund posted a 1.91% total return, assuming reinvestment of gross distributions. The Fund outperformed its benchmark, the Morgan Stanley Capital International U.S. REIT Index1, which posted a -0.29% total return for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund’s total return is presented net of Fund expenses, which means that the Fund’s performance is reduced by applicable Fund fees and expenses whereas the index returns do not include any such fees.
Against a backdrop of tightening credit markets, higher borrowing costs and losses in the subprime sector, REIT and Real Estate Indices underperformed the broader market indices for most of the year. The Fund’s broad diversification in real estate and real estate related companies coupled with investments in fixed-income and short-term securities contributed to the Fund’s performance during the period. Investments in industrial/warehouse REIT’s, real estate management companies, operators and developers contributed to performance during the period. Investments in apartment and self storage REIT’s and other real estate related sectors detracted from performance.*
Economic and Market Overview
REIT’s outperformed the broader market indices each year from 2000 to 2006. Through October of 2007, REIT’s were on pace to end their outperformance of the broader market indices for the first time in seven years. Since peaking in early February, REIT indices have fallen approximately 14% from their February highs. Negative sentiment from losses in the subprime sector coupled with a weak housing outlook has carried over into the commercial sector pressuring property values. Concerns of a slowing economy and the potential for further losses in the subprime sector may continue to pressure REIT and real estate related shares into 2008.
During the first half of 2007, private equity buyouts and industry consolidation in the REIT sector were on pace to equal last years deal volume. According to SNL Financial, there had been seventeen completed mergers and acquisitions (“M&A”) deals with a value of approximately $70.7 billion through mid September; the largest of which was The Blackstone Group’s $39 billion privatization of Equity Office Properties Trust in February. Privatizations were the theme for M&A activity during 2006 and 2007, accounting for approximately 50 and 80 percent of the volume, respectively. Access to cheap capital and the

*	Portfolio composition is subject to change.

[1]	The MSCI U.S. REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI U.S. REIT Index on June 20, 2005. Prior to this date the MSCI U.S. REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

market’s tendency to consistently undervalue REIT’s in terms of net asset values contributed to M&A activity over the past several years. The tightening of the credit markets has significantly reduced available funding even though there are striking differences between the residential and commercial real estate sectors.
REIT privatization and industry consolidation over the last two years contributed to higher multiples as takeover premiums were factored into share prices. Due to credit concerns, heightened risk aversion and overall weakness in real estate markets, REIT multiples have decreased and are more reflective of the current environment, which is defined by higher cap rates and limited financing. REIT fundamentals had remained relatively sound over the past year, but there are indications that some sectors may begin to experience weakness.
For the last couple of years, the Fund has made a conscious decision to abstain from or eliminate investments which may have had direct exposure to the subprime sector. We have also avoided investments in shares of domestic homebuilders. We have and will continue to have indirect exposure to these areas. Retrospectively, our decisions have been justified and that has contributed to our performance.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007

Comparison of Change in Value of a $10,000 Investment in Commonwealth Real Estate Securities Fund and the MSCI U.S. REIT Index.
The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 1/5/04 to 10/07, and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual Total Return		Gross
		As of October 31, 2007		Expense
	1 Year	3 Years	Inception (1/5/04)	Ratio[1]

Commonwealth Real Estate Securities Fund	1.91%	11.34%	10.30%	2.97%
MSCI U.S. REIT Index	-0.29%	17.35%	19.01%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated February 27, 2007. Additional information pertaining to the Funds’ expense ratios as of October 31, 2007 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.87%.
The Fund’s performance is measured against the MSCI U.S. REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. MSCI started calculating and maintaining the MSCI U.S. REIT Index on June 20, 2005. Prior to this date the MSCI U.S. REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
PERFORMANCE OVERVIEW — OCTOBER 31, 2007* (Unaudited)

Industry and/or	Percent of total
Security Type	investments

Building Materials	10.2%
REIT — Office Property	9.6%
Short Term Investments	8.6%
Investment Companies	7.9%
Real Estate	7.2%
REIT — Apartments	7.2%
REIT — Hotels	6.5%
REIT — Shopping Centers	5.4%
Bonds	5.3%
REIT — Diversified	4.5%
REIT — Warehouse & Industrial	3.6%
REIT — Storage	3.5%
Homebuilders	3.4%
Agency Obligations	2.7%
Preferred Stocks	2.5%
Retail Building Products	2.4%
Lodging	2.1%
REIT — Regional Malls	1.6%
Insurance	1.2%
Asset Backed Securities	1.2%
REIT — Health Care	1.0%
Distribution & Wholesale	0.9%
REIT — Manufactured Homes	0.8%
Financial Services	0.7%

100.0%

*	Portfolio composition is subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
AUSTRALIA (25.62%)
COMMON STOCKS (22.93%)
AGRICULTURAL OPERATIONS (1.24%)
AWB NPV, Ltd.	102,537	$287,180
Grain Corp., Ltd.	30,239	278,335

		565,515

APPAREL (0.84%)
Billabong International, Ltd.	27,000	381,223

BANKING & FINANCE (0.28%)
Suncorp-Metway United	6,683	126,943

BUILDING MATERIALS (0.35%)
James Hardie Industries NV — ADR	5,200	158,444

CHEMICALS — DIVERSIFIED (0.64%)
Nufarm, Ltd.	20,000	292,975

COMMERCIAL SERVICES (0.88%)
Brambles Industries, Ltd.*	30,000	399,246

E-COMMERCE (0.37%)
Webjet, Ltd.	110,000	169,890

FOOD & BEVERAGE (2.05%)
Goodman Fielder, Ltd.	150,000	295,310
Woolworths, Ltd.	20,261	634,879

		930,189

HEALTHCARE (0.89%)
Sonic Healthcare, Ltd.	25,000	403,096

INSURANCE (2.02%)
QBE Insurance Group, Ltd.	30,000	917,883

MEDICAL SUPPLIES (0.57%)
Cochlear, Ltd.	4,000	257,154

MEDICAL SYSTEMS (0.22%)
Optiscan Imaging, Ltd.*	263,000	98,660

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares or
	Principal	Value
AUSTRALIA — Continued
COMMON STOCKS — Continued
MINING (6.64%)
Jubilee Mines NL	50,000	$1,113,906
Oxiana, Ltd.	246,678	982,894
Pan Australian Resources, Ltd.*	900,000	921,421

		3,018,221

OIL & GAS (1.94%)
Origin Energy, Ltd.	102,702	881,183

RETAIL (1.92%)
Just Group, Ltd.	165,000	874,973

TRANSPORTATION (1.53%)
Asciano Group*	34,284	268,902
Toll Holdings, Ltd.	34,284	428,368

		697,270

UTILITIES (0.55%)
AGL Energy, Ltd.*	22,000	247,955

TOTAL COMMON STOCKS (Cost $4,408,803)		10,420,820

BONDS (2.69%)
CBA Capital Australia, Ltd., 8.82%, 4/15/15 (a)**	$300,000	231,241
Commonwealth Bank of Australia, 8.50%, 6/1/10 (a)	300,000	327,937
Hanson Australia Funding, Ltd., 5.25%, 3/15/13 (a)	250,000	243,398
Telstra Corp., Ltd., 6.38%, 4/1/12 (a)	400,000	419,359

TOTAL BONDS (Cost $1,199,104)		1,221,935

TOTAL AUSTRALIA (Cost $5,607,907)		11,642,755

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
NEW ZEALAND (70.17%)
COMMON STOCKS (45.54%)
AGRICULTURE (3.06%)
Allied Farmers, Ltd.	472,905	$614,985
PGG Wrightson, Ltd.	477,699	775,796

		1,390,781

APPLIANCES (2.20%)
Fisher & Paykel Appliances Holdings, Ltd.	250,000	678,816
Scott Technology, Ltd.	195,245	320,318

		999,134

BEVERAGES (0.32%)
Just Water International, Ltd.	257,923	144,627

CHEMICALS (2.20%)
Nuplex Industries, Ltd.	170,410	997,674

COMMERCIAL SERVICES (3.05%)
Mowbray Collectables, Ltd.	511,593	646,713
Taylors Group, Ltd.	519,431	737,807

		1,384,520

COMPUTER SERVICE (0.84%)
Finzsoft Solutions, Ltd.	9,503	7,691
Renaissance Corp., Ltd.	639,344	375,152

		382,843

ENERGY (1.15%)
Pike River Coal Co., Ltd.*	700,000	523,375

FINANCIAL SERVICES (3.19%)
Canterbury Building Society	220,000	983,543
Loan & Building Society	73,999	309,720
Tower, Ltd.*	90,000	157,123

		1,450,386

HEALTHCARE (1.45%)
Fisher & Paykel Healthcare Corp.	263,195	661,055

HUMAN RESOURCES (0.50%)
Allied Work Force Group, Ltd.	277,500	228,772

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
NEW ZEALAND — Continued
COMMON STOCKS — Continued
MARINE PORTS & SERVICES (6.71%)
Port of Tauranga, Ltd.	175,000	$953,084
South Port of New Zealand, Ltd.	1,027,930	2,097,149

		3,050,233

METAL FABRICATE/HARDWARE (3.15%)
Methven, Ltd.	506,250	957,667
Steel & Tube Holdings, Ltd.	140,000	475,950

		1,433,617

MISCELLANEOUS MANUFACTURING (1.47%)
Skellerup Holdings, Ltd.	785,089	667,113

MULTI-MEDIA (2.45%)
Sky Network Television, Ltd.	249,745	1,112,615

OIL & GAS (1.10%)
New Zealand Oil & Gas, Ltd.*	616,160	500,530

PHARMACEUTICALS (0.32%)
Life Pharmacy, Ltd.	268,158	144,688

REAL ESTATE (5.02%)
ING Medical Properties Trust	901,813	870,272
ING Property Trust	802,481	700,142
Kermadec Property Fund*	911,390	647,331
Millennium & Copthorne Hotels New Zealand, Ltd.	114,058	62,381

		2,280,126

RECREATION (1.65%)
Tourism Holdings, Ltd.	408,009	749,626

RETAIL (0.36%)
Briscoe Group, Ltd.	140,000	164,255

TELECOMMUNICATIONS (1.74%)
Cabletalk Group, Ltd.*	784,788	181,128
TeamTalk, Ltd.	350,000	608,455

		789,583

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares or
	Principal	Value
NEW ZEALAND — Continued
COMMON STOCKS — Continued
TRANSPORTATION (0.93%)
Mainfreight, Ltd.	75,000	$422,815

UTILITIES (2.68%)
Infratil, Ltd.	455,458	1,075,988
Infratil, Ltd. — Partial Paid (c)	91,091	140,426

		1,216,414

TOTAL COMMON STOCKS (Cost $14,585,729)		20,694,782

BONDS (18.89%)
ANZ National Bank, Ltd., 3.75%, 1/5/09	$300,000	296,903
Auckland International Airport, 7.50%, 11/15/08 (b)	350,000	265,745
Fletcher Building Finance, Ltd., 8.60%, 3/15/08 (b)	775,000	598,507
Generator Bonds, Ltd., 8.00%, 8/20/08 (b)	270,000	206,826
Global Corporate Credit, Ltd., 7.20%, 12/30/08 (b)	1,338,000	971,402
Global Corporate Credit, Ltd., 8.25%, 12/30/08 (b)	1,326,000	954,327
Global Equity Market Securities, Ltd., 0.00%, 1/18/08 (b)	3,350,000	4,131,499
GPG Finance Plc, 8.70%, 12/15/08 (b)	1,500,000	1,159,440

TOTAL BONDS (Cost $5,763,473)		8,584,649

INVESTMENT COMPANIES (4.83%)
AMP Investments’ World Index Fund*	791,119	883,349
New Zealand Investments Trust Plc	150,169	1,310,296

TOTAL INVESTMENT COMPANIES (Cost $1,219,413)		2,193,645

PREFERRED STOCKS (0.86%)
ASB Capital, Ltd.	500,000	389,038

TOTAL PREFERRED STOCKS (Cost $364,406)		389,038

RIGHTS & WARRANTS (0.05%)
Infratil, Ltd., Strike Price 4.25, Expiration 6/29/12*	45,545	22,468

TOTAL RIGHTS & WARRANTS (Cost $0)		22,468

TOTAL NEW ZEALAND (Cost $21,933,021)		31,884,582

TOTAL INVESTMENTS (Cost $27,540,928) — (95.79%)		43,527,337
OTHER ASSETS IN EXCESS OF LIABILITIES — (4.21%)		1,915,642

NET ASSETS — (100.00%)		$45,442,979

*	Non-income producing security

**	Rate shown represents the rate at October 31, 2007, is subject to change and resets annually.

(a)	Principal amount shown is in Australian Dollars; Value shown is in U.S. Dollars.

(b)	Principal amount shown is in New Zealand Dollars; Value shown is in U.S. Dollars.

(c)	Partially paid ordinary shares that entitle shareholders to 50% of any dividends of an ordinary share and 50% of the voting rights and other entitlements of an ordinary share, per share. In July of 2008 the second $1.00 per share installment is to be paid.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS (89.63%)
AUTOMOTIVE PARTS & EQUIPMENT (5.65%)
Denso Corp.	3,000	$120,936
NGK Spark Plug Co., Ltd.	6,000	99,870
Sumitomo Rubber Industries, Inc.	10,000	120,936
Tokai Rika Co., Ltd.	4,000	116,862

		458,604

BANKS (4.41%)
Fukuoka Financial Group, Inc.	10,000	64,153
Mitsubishi UFJ Financial Group, Inc. — ADR	10,000	99,600
Sumitomo Mitsui Financial Group, Inc.	24	194,330

		358,083

BUILDING MATERIALS (1.54%)
Taiheiyo Cement Corp.	40,000	124,837

CHEMICALS (1.90%)
JSR Corp.	6,000	154,486

COMMERCIAL SERVICES (0.54%)
Shinwa Art Auction Co., Ltd.	21	43,875

COMPUTERS (2.51%)
Melco Holdings, Inc.	4,500	80,364
TDK Corp. — ADR	1,500	123,345

		203,709

DISTRIBUTION & WHOLESALE (3.13%)
Marubeni Corp.	30,000	254,356

ELECTRONICS (8.06%)
Fanuc, Ltd.	1,500	163,069
Fujitsu, Ltd.	10,000	78,023
Hoya Corp.	4,000	144,603
Taiyo Yuden Co., Ltd.	10,000	164,023
TOYO Corp.	8,000	104,794

		654,512

ENGINEERING & CONSTRUCTION (1.56%)
Kajima Corp.	36,000	126,710

FINANCIAL SERVICES (0.24%)
NIS Group Co., Ltd. — ADR*	11,520	19,930

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS — Continued
FOOD & BEVERAGE (0.86%)
Kirin Brewery Co., Ltd.	5,000	$69,571

HEALTHCARE — PRODUCTS (4.72%)
Nakanishi, Inc.	1,500	188,557
Terumo Corp.	4,000	194,538

		383,095

HOME FURNISHINGS (1.58%)
Alpine Electronics, Inc.	8,000	128,236

HUMAN RESOURCES (1.84%)
Intelligence, Ltd.	66	149,337

INSURANCE (4.82%)
Aflac, Inc.	2,000	125,560
Millea Holdings, Inc. — ADR	3,750	147,027
T & D Holdings, Inc.	2,000	119,116

		391,703

INTERNET SERVICES (0.83%)
Internet Initiative Japan, Inc. — ADR	7,000	67,900

LEISURE & RECREATION (9.88%)
Nintendo Co., Ltd.	1,000	623,320
Resorttrust, Inc.	3,360	73,259
Sankyo Co., Ltd.	2,500	106,199

		802,778

MACHINERY (4.47%)
Kubota Corp. — ADR	2,000	84,200
Meidensha Corp.	38,000	110,030
Nidec Corp. — ADR	9,000	169,290

		363,520

MISCELLANEOUS MANUFACTURING (0.77%)
Amano Corp.	5,000	62,289

OIL & GAS (0.75%)
AOC Holdings, Inc.	4,000	60,720

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS — Continued
PHARMACEUTICALS (2.91%)
Chugai Pharmaceutical Co., Ltd.	6,500	$112,137
Takeda Pharmaceutical Co., Ltd.	2,000	124,144

		236,281

PRINTING (0.95%)
Tosho Printing Co., Ltd.	30,000	76,983

PUBLISHING (1.38%)
Kadokawa Holdings, Inc.	4,000	112,007

REAL ESTATE (5.64%)
Recrm Research Co., Ltd.	50	57,217
Sumitomo Realty & Development Co., Ltd.	6,000	209,623
Tokyo Tatemono Co., Ltd.	15,000	191,027

		457,867

RETAIL (3.68%)
Sundrug Co., Ltd.	4,000	94,321
Yamada Denki Co., Ltd.	2,000	204,595

		298,916

TEXTILES (1.61%)
Ichikawa Co., Ltd.	35,000	130,473

TRANSPORTATION (7.77%)
East Japan Railway Co.	15	123,147
Hankyu Holdings, Inc.	22,000	102,800
Keihin Electric Express Railway Co., Ltd.	13,000	79,454
Keio Corp.	18,000	109,233
Tobu Railway Co., Ltd.	18,000	84,577
Yamato Holdings, Co., Ltd.	9,000	131,938

		631,149

UTILITIES (5.63%)
Hokkaido Electric Power Co., Ltd.	6,000	128,999
Toho Gas Co., Ltd.	35,000	180,537
Tohoku Electric Power Co., Inc.	7,000	147,464

		457,000

TOTAL COMMON STOCKS (Cost $5,352,262)		7,278,927

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares or
	Principal	Value
INVESTMENT COMPANIES (1.79%)
Morgan Stanley Asia Pacific Fund, Inc.	6,000	$145,560

TOTAL INVESTMENT COMPANIES (Cost $66,360)		145,560

BONDS (5.89%)
Aflac, Inc., 6.50%, 4/15/09	$78,000	79,596
Bank of Tokyo-Mitsubishi UFJ, Ltd., 8.40%, 4/15/10	48,000	52,044
SMBC International Finance NV, 8.50%, 6/15/09	150,000	158,595
Toyota Motor Credit Corp., Step-up bond, 4.25%, 2/4/25	200,000	188,148

TOTAL BONDS (Cost $487,890)		478,383

SHORT TERM INVESTMENTS (2.17%)
Fifth Third Bank Institutional Govt. Money Market Fund, 4.91%	176,417	176,417

TOTAL SHORT TERM INVESTMENTS (Cost $176,417)		176,417

	Expiration Date
	Exercise Price	Contracts (a)
CALL OPTIONS PURCHASED (0.23%)
iShares MSCI Japan Index Fund*	1/19/08 — 12.5	100	19,000

TOTAL CALL OPTIONS PURCHASED (Cost $31,305)			19,000

TOTAL INVESTMENTS (Cost $6,114,234) — (99.71%)			8,098,287
OTHER ASSETS IN EXCESS OF LIABILITIES (0.29%)			22,475

NET ASSETS (100.00%)			$8,120,762

*	Non-income producing security

(a)	Each contract is equivalent to 100 shares.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS (84.32%)
BRAZIL (4.01%)
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	5,000	$260,100
Cia Vale do Rio Doce — ADR	24,000	904,320

		1,164,420

CANADA (3.47%)
Biovail Corp.	16,000	320,160
InterOil Corp.*	20,000	465,200
Vitran Corp, Inc.*	16,000	223,680

		1,009,040

FRANCE (6.48%)
Arkema — ADR*	6,130	416,471
BNP Paribas — ADR	6,000	330,252
France Telecom SA — ADR	15,000	555,000
Thomson — ADR	9,200	161,368
Total SA — ADR	5,200	419,172

		1,882,263

GERMANY (5.98%)
Deutsche Bank AG	4,000	535,040
E.ON AG — ADR	8,000	520,800
SAP AG — ADR	5,000	271,400
Siemens A G	3,000	409,110

		1,736,350

GREAT BRITAIN (10.36%)
Anglo American Plc — ADR	11,830	413,459
British Airways Plc — ADR*	3,800	351,479
GlaxoSmithKline Plc — ADR	8,000	410,000
Intercontinental Hotels Group Plc — ADR	19,001	443,483
Lloyds TSB Group Plc — ADR	10,900	498,348
National Grid Plc — ADR	3,071	251,822
Royal Bank of Scotland Plc — ADR*	3,169	34,665
Signet Group Plc — ADR	8,000	151,600
Tate & Lyle Plc — ADR	4,000	144,751
Vodafone Group Plc — ADR	7,875	309,251

		3,008,858

GUERNSEY (1.18%)
Amdocs, Ltd.*	10,000	344,000

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS — Continued
INDIA (0.84%)
Satyam Computer Services, Ltd. — ADR	8,000	$242,800

ISRAEL (1.55%)
Teva Pharmaceutical Industries, Ltd.	10,198	448,814

MEXICO (1.28%)
Grupo Televisa SA — ADR	15,000	372,750

NETHERLANDS (3.15%)
ING Groep NV — ADR	13,842	622,752
Unilever NV — NYS	9,000	292,140

		914,892

PORTUGAL (1.11%)
Portugal Telecom SGPS SA — ADR	20,300	273,441
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA — ADR*	3,574	49,476

		322,917

SOUTH KOREA (1.38%)
Korea Electric Power Corp. — ADR	8,000	178,000
KT Corp. — ADR	9,500	223,440

		401,440

SPAIN (2.77%)
Banco Bilbao Vizcaya Argentaria SA — ADR	17,220	434,633
Banco Santander Central Hispano SA — ADR	17,000	369,070

		803,703

SWITZERLAND (1.23%)
Nestle SA — ADR	3,100	357,394

UNITED STATES (39.53%)
AGCO Corp.*	15,000	895,200
American National Insurance	4,498	581,591
BJ’s Wholesale Club, Inc.*	5,075	182,091
Bunge, Ltd.	6,500	748,735
Chemed Corp.	5,200	298,064
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS — Continued
UNITED STATES — Continued
Conmed Corp.*	7,720	$219,557
Continental Airlines, Inc.*	10,000	343,500
Dentsply International, Inc.	6,700	277,916
DST Systems, Inc.*	7,385	625,583
Electronic Arts, Inc.*	10,000	611,200
Headwaters, Inc.*	10,000	143,500
Hercules Offshore, Inc.*	5,848	158,119
International Rectifier Corp.*	10,000	333,800
KVH Industries, Inc.*	26,000	245,440
Lifepoint Hospitals, Inc.*	15,000	457,800
Lubrizol Corp.	5,055	343,133
Lufkin Industries, Inc.	10,000	594,600
Lyondell Chemical Co.	10,000	474,500
Metrocorp Bancshares, Inc.	10,000	138,600
National-OilWell Varco, Inc.*	7,266	532,162
Norfolk Southern Corp.	9,000	464,850
Northwest Natural Gas Co.	6,000	289,020
Pentair, Inc.	12,760	451,576
Prudential Financial, Inc.	5,000	483,600
Quanex Corp.	6,487	267,200
SanDisk Corp.*	5,000	222,000
SCANA, Corp.	6,075	246,584
Smith International, Inc.	4,490	296,565
Varian Semiconductor Equipment, Inc.*	12,000	552,240

		11,478,726

TOTAL COMMON STOCKS (Cost $15,466,281)		24,488,367

INVESTMENT COMPANIES (6.32%)
Commonwealth Australia/New Zealand Fund (a)	42,777	869,662
Commonwealth Japan Fund (a)	42,405	161,988
iShares MSCI Japan Index Fund	25,000	359,500
iShares S&P/TOPIX 150 Index Fund	3,500	442,225

TOTAL INVESTMENT COMPANIES (Cost $1,377,535)		1,833,375

PREFERRED STOCKS (1.05%)
Chesapeake Energy Corp., 4.5%, 12/31/49***	1,000	105,160
HSBC USA, Inc. Series F, 5.98%, perpetual call date 4/7/10 (b)	8,000	200,000

TOTAL PREFERRED STOCKS (Cost $294,060)		305,160

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Share or
	Principal	Value
BONDS (4.26%)
EnCana Corp., 4.60%, 8/15/09	$135,000	$134,189
JP Morgan Chase & Co., 0.00%, 2/10/11**	150,000	229,800
Mexico Goverment International Bond, 4.63%, 10/8/08	200,000	200,000
SMBC International Finance NV, 8.50%, 6/15/09	270,000	285,471
Toyota Motor Credit Corp., Step-up bond, 4.25%, 2/4/25	200,000	188,149
Vodafone Group Plc, 3.95%, 1/30/08	200,000	199,309

TOTAL BONDS (Cost $1,166,766)		1,236,918

SHORT TERM INVESTMENTS (2.90%)
Fifth Third Bank Institutional Govt. Money Market Fund, 4.91%	843,345	843,345

TOTAL SHORT TERM INVESTMENTS (Cost $843,345)		843,345

TOTAL INVESTMENTS (Cost $19,147,987) — (98.85%)		28,707,165
OTHER ASSETS IN EXCESS OF LIABILITIES — (1.15%)		333,389

NET ASSETS (100.00%)		$29,040,554

*	Non-income producing security

**	Principal protected notes due February 10, 2011 are debt securities of JP Morgan Chase & Co., Inc. The principal amount is $10 and have no periodic interest payments. At maturity, the holder is entitled to receive the principal amount $10, plus a Supplemental Redemption Amount of $10 x (Ending Index Value — Starting Index value)/Starting Index Value.

***	Convertible

(a)	Affiliated by having the same Investment Advisor.

(b)	Variable rate security. This note reflected on the Schedule of Investments is the rate in effect at October 31, 2007.

ADR	American Depositary Receipt

NYS	New York Share
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS (71.69%)
BUILDING MATERIALS (10.16%)
Cemex SA de CV — ADR	11,821	$362,550
CRH Plc — ADR	9,200	364,412
James Hardie Industries NV — ADR	6,900	210,243
Lafarge SA — ADR	5,000	204,250
Universal Forest Products, Inc.	3,000	107,430
USG Corp.*	7,000	278,250

		1,527,135

DISTRIBUTION & WHOLESALE (0.93%)
Wolseley Plc — ADR	8,000	139,920

FINANCIAL SERVICES (0.68%)
Fannie Mae	1,800	102,672

HOMEBUILDERS (3.38%)
Desarrolladora Homex SA de CV — ADR*	9,000	508,590

INSURANCE (1.22%)
First American Corp.	3,500	105,350
Stewart Information Services Corp.	2,700	78,300

		183,650

LODGING (2.08%)
Starwood Hotels & Resorts Worldwide, Inc.	5,500	312,730

REAL ESTATE (7.21%)
Alto Palermo SA — ADR	17,000	302,342
Hang Lung Properties, Ltd. — ADR	18,000	427,890
IRSA Inversiones y Representaciones SA — GDR*	10,000	178,600
WP Carey & Co., LLC	5,000	174,750

		1,083,582

REAL ESTATE INVESTMENT TRUSTS — APARTMENTS (7.13%)
Avalonbay Communities, Inc.	1,500	183,975
Camden Property Trust	5,000	311,750
Education Realty Trust, Inc.	9,000	116,460
Equity Residential	6,000	250,680
GMH Communities Trust	15,500	114,390
UDR, Inc.	4,000	94,960

		1,072,215

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
COMMON STOCKS — Continued
REAL ESTATE INVESTMENT TRUSTS — DIVERSIFIED (4.48%)
First Potomac Realty Trust	8,000	$167,200
iStar Financial Inc.	3,000	91,530
PS Business Parks, Inc.	3,500	204,050
Washington Real Estate Investment Trust	6,000	211,320

		674,100

REAL ESTATE INVESTMENT TRUSTS — HEALTH CARE (1.01%)
Senior Housing Properties Trust	6,800	152,456

REAL ESTATE INVESTMENT TRUSTS — HOTELS (6.52%)
Diamondrock Hospitality Co.	12,000	229,920
Hersha Hospitality Trust	12,000	129,720
Host Hotels & Resorts, Inc.	11,636	257,854
LaSalle Hotel Properties	3,500	144,620
Strategic Hotels & Resorts, Inc.	10,000	218,400

		980,514

REAL ESTATE INVESTMENT TRUSTS — MANUFACTURED HOMES (0.81%)
American Land Lease, Inc.	5,600	121,072

REAL ESTATE INVESTMENT TRUSTS — OFFICE PROPERTY (9.55%)
Alexandria Real Estate Equities, Inc.	2,500	257,850
Biomed Realty Trust, Inc.	9,000	215,010
Boston Properties, Inc.	2,500	270,850
HRPT Properties Trust	10,100	94,839
Maguire Properties, Inc.	3,000	81,750
SL Green Realty Corp.	1,500	180,990
Vornado Realty Trust	3,000	335,160

		1,436,449

REAL ESTATE INVESTMENT TRUSTS — REGIONAL MALLS (1.63%)
General Growth Properties, Inc.	4,500	244,620

REAL ESTATE INVESTMENT TRUSTS — SHOPPING CENTERS (5.37%)
Acadia Realty Trust	4,800	127,200
Agree Realty Corp.	4,400	142,472
Kite Realty Group Trust	10,000	181,200
Saul Centers, Inc.	4,100	224,762
Weinharten Realty Investors	3,450	131,997

		807,631

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares or
	Principal	Value
COMMON STOCKS — Continued
REAL ESTATE INVESTMENT TRUSTS — WAREHOUSE AND INDUSTRIAL (3.58%)
Eastgroup Properties, Inc.	3,000	$143,040
Prologis	5,500	394,570

		537,610

REAL ESTATE INVESTMENT TRUSTS — STORAGE (3.53%)
Extra Space Storage, Inc.	13,200	207,504
Public Storage, Inc.	4,000	323,880

		531,384

RETAIL BUILDING PRODUCTS (2.42%)
Home Depot, Inc.	3,300	103,983
Kingfisher Plc — ADR	12,000	98,368
Lowe’s Cos., Inc.	6,000	161,340

		363,691

TOTAL COMMON STOCKS (Cost $8,090,695)		10,780,021

INVESTMENT COMPANIES (7.93%)
DWS RREEF Real Estate Fund, Inc.	9,000	196,200
iShares Cohen & Steers Realty Majors Index Fund	3,000	282,900
iShares Dow Jones U.S. Real Estate Index Fund	3,200	246,048
LMP Real Estate Income Fund	16,000	307,200
streetTRACKS Dow Jones Wilshire REIT ETF Fund	1,950	159,822

TOTAL INVESTMENT COMPANIES (Cost $872,069)		1,192,170

PREFERRED STOCKS (2.45%)
Fannie Mae Series O, 0% perpetual call 2/1/08	7,000	368,594

TOTAL PREFERRED STOCKS (Cost $398,160)		368,594

BONDS (5.23%)
Centex Corp., 4.55%, 11/1/10	$150,000	134,969
Hanson Australia Funding, Ltd., 5.25%, 3/15/13	250,000	243,398
Hilton Hotels Corp., 7.20%, 12/15/09	200,000	211,082
Vornado Realty LP., 4.50%, 8/15/09	200,000	197,083

TOTAL BONDS (Cost $801,963)		786,532

AGENCY OBLIGATIONS (2.69%)
Federal Home Loan Bank System, 4.38%, 5/16/08	105,000	104,842
Federal Home Loan Bank System, 4.50%, 11/26/08	300,000	299,736

TOTAL AGENCY OBLIGATIONS (Cost $405,000)		404,578

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2007

	Shares	Value
ASSET BACKED SECURITIES (1.16%)
Greenpoint Manufactured Housing, 5.63%, 3/11/23 (a)	175,000	$175,000

TOTAL ASSET BACKED SECURITIES (Cost $175,000)		175,000

SHORT TERM INVESTMENTS (8.55%)
Fifth Third Bank Institutional Govt. Money Market Fund, 4.91%	1,285,610	1,285,610

TOTAL SHORT TERM INVESTMENTS (Cost $1,285,610)		1,285,610

	Expiration Date
	Exercise Price	Contracts (b)
CALL OPTIONS PURCHASED (0.02%)
UDR, Inc*.	1/19/08 — 25	40	2,600

TOTAL CALL OPTIONS PURCHASED (Cost $14,120)			2,600

TOTAL INVESTMENTS (Cost $12,042,617) — (99.72%)			14,995,105
OTHER ASSETS IN EXCESS OF LIABILITIES — (0.28%)			41,573

NET ASSETS (100.00%)			$15,036,678

*	Non-income producing security

(a)	Variable rate security. This rate reflected on the Schedule of Investments is the rate in effect at October 31, 2007.

(b)	Each contract is equivalent to 100 shares.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES — OCTOBER 31, 2007

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
ASSETS:
Investments, at value (Cost $27,540,928, $6,114,234, $18,404,742 and $12,042,617)	$43,527,337	$8,098,287	$27,675,515	$14,995,105
Investments in affiliated mutual funds (Cost $0, $0, $743,245 and $0, respectively)	—	—	1,031,650	—

Total Investments (Cost $27,540,928, $6,114,234, $19,147,987 and $12,042,617, respectively)	43,527,337	8,098,287	28,707,165	14,995,105
Foreign currency, at value (Cost $1,860,470, $0, $0 and $0)	1,958,078	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	78,877	—	—	—
Receivable for investments sold	458,050	—	319,661	—
Interest and dividends receivable	135,332	36,909	36,882	50,664
Receivable for shares of beneficial interest issued	16,096	—	21,954	15,000
Prepaid expenses	14,109	8,950	12,668	10,328

Total Assets	46,187,879	8,144,146	29,098,330	15,071,097

LIABILITIES:
Payable for investments purchased	465,601	—	—	—
Payable for shares of beneficial interest redeemed	47,935	—	—	637
Line of credit borrowing	125,951	—	—	—
Accrued expenses and other payables:
Investment advisory	27,859	5,035	11,906	9,610
Administration	2,285	410	1,500	800
Distribution	8,246	1,861	5,143	—
Fund accounting	500	465	100	100
Transfer agent	18,500	5,441	6,071	5,383
Custodian	2,891	586	3,359	567
Other	45,132	9,586	29,697	17,322

Total Liabilities	744,900	23,384	57,776	34,419

NET ASSETS:	$45,442,979	$8,120,762	$29,040,554	$15,036,678

NET ASSET VALUE, OFFERING PRICE & REDEMPTION (a) PRICE PER SHARE: (2,234,621, 2,123,600, 1,454,089 and 1,057,866 shares of beneficial interest outstanding, respectively, par values .01, unlimited shares authorized)	$20.34	$3.82	$19.97	$14.21

NET ASSETS CONSISTS OF:
Paid-in Capital	$25,607,060	$6,205,339	$17,804,045	$11,078,333
Accumulated net investment income	477,690	—	7,055	—
Accumulated net realized gain (loss) from investment and foreign currency transactions	3,193,193	(68,472)	1,670,276	1,005,857
Net unrealized appreciation on investments and foreign currency transactions	16,165,036	1,983,895	9,559,178	2,952,488

NET ASSETS	$45,442,979	$8,120,762	$29,040,554	$15,036,678

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 7 calendar days of their purchase.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
STATEMENTS OF OPERATIONS For the Year Ended October 31, 2007

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
INVESTMENT INCOME:
Interest	$514,241	$37,442	$85,761	$117,533
Dividends	1,078,770	86,265	611,196	330,428
Dividends from affiliated mutual funds	—	—	2,254	—
Foreign tax withholding	(135,724)	(5,638)	(995)	—

Total Investment Income	1,457,287	118,069	698,216	447,961

EXPENSES:
Management fees	305,235	62,861	193,940	115,829
Legal fees	102,484	21,565	60,568	35,601
Administration fees	106,304	21,552	69,794	38,883
Accounting and transfer agent fees	134,375	57,481	51,633	37,792
Distribution fees	101,745	20,954	64,647	39,827
Custodian fees	15,913	4,797	4,795	2,046
Miscellaneous fees	118,337	31,775	74,045	63,521
Trustee fees and expenses	44,981	9,083	29,217	17,066
Consulting fees	82,296	17,353	55,523	15,592
State registration and filing fees	24,198	18,337	21,399	18,510
Interest expense	2,353	1,593	—	29

Total Expenses	1,038,221	267,351	625,561	384,696

Net Investment Income (Loss)	419,066	(149,282)	72,655	63,265

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on investments, unaffiliated issuers issuers	3,208,520	(67,175)	1,500,370	652,114
Realized gains distributions from affiliated mutual funds	—	—	104,308	—
Realized gains distributions from unaffiliated mutual funds	—	—	—	282,165
Net realized gains from options transactions	—	—	—	111,424
Net realized gains on foreign currency transactions	99,166	4,656	—	—
Net change in unrealized appreciation (depreciation) on:
Investments, unaffiliated issuers	7,135,076	274,340	3,663,880	(852,213)
Investments, affiliated mutual funds		—	108,927	—
Options contracts written	—	—	—	665
Foreign currency translations	165,671	(59)	—	—

Net realized/unrealized gain (loss) from investments and foreign currency transactions	10,608,433	211,762	5,377,485	194,155

Net Increase In Net Assets Resulting From Operations	$11,027,499	$62,480	$5,450,140	$257,420

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/
	New Zealand Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006
OPERATIONS:
Net investment income	$419,066	$546,233
Net realized gains on investments	3,208,520	4,354,636
Net realized gains (loss) from foreign currency transactions	99,166	(102,558)
Net change in unrealized appreciation on investments and foreign currency translations	7,300,747	248,264

Change in net assets resulting from operations	11,027,499	5,046,575

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(123,094)	(1,472,334)
Net realized gains	(4,575,607)	(2,303,653)

Change in net assets from distributions	(4,698,701)	(3,775,987)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	18,593,109	11,077,046
Distributions reinvested	3,702,152	3,119,952
Cost of shares redeemed	(18,272,312)	(33,356,377)

Change in net assets resulting from capital transactions	4,022,949	(19,159,379)

Change in net assets	10,351,747	(17,888,791)

NET ASSETS:
Beginning of year	35,091,232	52,980,023

End of year	$45,442,979	$35,091,232

Accumulated net investment income	$477,690	$106,717

SHARE TRANSACTIONS:
Issued	1,011,611	691,048
Reinvested	221,421	202,990
Redeemed	(1,010,506)	(2,106,168)

Change in shares	222,526	(1,212,130)

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Japan Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006
OPERATIONS:
Net investment loss	$(149,282)	$(174,552)
Net realized gains (loss) on investments	(67,175)	1,292,198
Net realized gains from foreign currency transactions	4,656	2,357
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	274,281	(443,217)

Change in net assets resulting from operations	62,480	676,786

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains	(1,128,869)	(121,620)

Change in net assets from distributions	(1,128,869)	(121,620)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,143,601	11,321,549
Distributions reinvested	524,182	65,578
Cost of shares redeemed	(3,771,827)	(12,046,511)

Change in net assets resulting from capital transactions	895,956	(659,384)

Change in net assets	(170,433)	(104,218)

NET ASSETS:
Beginning of year	8,291,195	8,395,413

End of year	$8,120,762	$8,291,195

Accumulated net investment income (loss)	$—	$—

SHARE TRANSACTIONS:
Issued	1,042,600	2,585,011
Reinvested	137,943	14,445
Redeemed	(973,536)	(2,705,971)

Change in shares	207,007	(106,515)

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Global Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006
OPERATIONS:
Net investment income (loss)	$72,655	$(123,331)
Net realized gains on investments and foreign currency transactions	1,604,678	1,410,842
Net change in unrealized appreciation on investments and foreign currency translations	3,772,807	1,963,373

Change in net assets resulting from operations	5,450,140	3,250,884

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains	(1,254,438)	(495,081)

Change in net assets from distributions	(1,254,438)	(495,081)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,409,256	1,506,243
Distributions reinvested	1,241,396	490,867
Cost of shares redeemed	(2,330,763)	(1,584,285)

Change in net assets resulting from capital transactions	1,319,889	412,825

Change in net assets	5,515,591	3,168,628

NET ASSETS:
Beginning of year	23,524,963	20,356,335

End of year	$29,040,554	$23,524,963

Accumulated net investment income	$7,055	$—

SHARE TRANSACTIONS:
Issued	136,717	93,309
Reinvested	71,773	31,567
Redeemed	(132,493)	(98,826)

Change in shares	75,997	26,050

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Real
	Estate Securities Fund
	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006
OPERATIONS:
Net investment income	$63,265	$39,998
Net realized gains on investments and options	1,045,703	33,637
Net change in unrealized appreciation/depreciation investments and options	(851,548)	2,380,005

Change in net assets resulting from operations	257,420	2,453,640

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(93,720)	(115,770)
Net realized gains	(32,294)	(4,226)

Change in net assets from distributions	(126,014)	(119,996)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,126,674	2,076,563
Distributions reinvested	121,754	118,702
Cost of shares redeemed	(921,521)	(2,440,353)

Change in net assets resulting from capital transactions	326,907	(245,088)

Change in net assets	458,313	2,088,556

NET ASSETS:
Beginning of year	14,578,365	12,489,809

End of year	$15,036,678	$14,578,365

Accumulated net investment income	$—	$—

SHARE TRANSACTIONS:
Issued	76,771	162,866
Reinvested	8,420	9,722
Redeemed	(63,841)	(190,023)

Change in shares	21,350	(17,435)

See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year		For the year		For the year
	ended	ended		ended		ended		ended
	10/31/2007	10/31/2006		10/31/2005		10/31/2004		10/31/2003
Net Asset Value, Beginning of Year	$17.44	$16.43		$16.39		$14.44		$10.39

Change in net assets from operations:
Net investment income	0.19	0.26		0.35		0.26		0.17
Net realized and unrealized gains on investments	5.00	1.98		1.41		2.11		3.88

Total from investment activities	5.19	2.24		1.76		2.37		4.05

Distributions:
Net investment income	(0.06)	(0.48)		(0.48)		(0.21)		—
Net realized gains	(2.23)	(0.75)		(1.24)		(0.21)		—

Total Distributions	(2.29)	(1.23)		(1.72)		(0.42)		—

Net Asset Value, End of Year	$20.34	$17.44		$16.43		$16.39		$14.44

Total return	32.60%	14.58%		11.08%		16.70%		38.98%

Net assets at end of year (000’s)	$45,443	$35,091		$52,980		$43,103		$33,036

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.55%	2.94	%(a)(b)	2.12	%(a)	2.10	%(a)	2.53%
Ratio of net investment income to average net assets	1.03%	1.32	%(a)	2.29	%(a)	2.44	%(a)	1.87%
Portfolio turnover rate	21%	20%		32%		55%		78%

(a)	In accordance with a requirement of the Securities and of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.94%, and 1.32%, respectively for the year ended October 31, 2006 and 2.12% and 2.29%, respectively for the year ended October 31, 2005 and 2.09% and 2.45%, respectively for the year ended October 31, 2004.

(b)	The reimbursement of certain interest costs by the advisor related to the SEC settlement discussed in Note 11 reduced the expense ratio by 0.01%.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year		For the year		For the year
	ended	ended		ended		ended		ended
	10/31/2007	10/31/2006		10/31/2005		10/31/2004		10/31/2003
Net Asset Value, Beginning of Year	$4.33	$4.15		$3.61		$3.98		$3.37

Change in net assets from operations:
Net investment loss	(0.07)	(0.09)		(0.07)		(0.09)		(0.11)
Net realized and unrealized gains (losses) on investments	0.11	0.32		0.61		(0.28	)(b)	0.72

Total from investment activities	0.04	0.23		0.54		(0.37)		0.61

Distributions:
Net realized gains	(0.55)	(0.05)		—		—		—

Total Distributions	(0.55)	(0.05)		—		—		—

Net Asset Value, End of Year	$3.82	$4.33		$4.15		$3.61		$3.98

Total return	1.02%	5.60%		14.96%		(9.30)%		18.10%

Net assets at end of year (000’s)	$8,121	$8,291		$8,395		$7,873		$7,079

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.19%	3.20	%(a)(c)	3.07	%(a)	3.13	%(a)	4.78%
Ratio of net investment loss to average net assets	(1.78)%	(1.86	)%(a)	(1.57	)%(a)	(2.42	)%(a)	(3.89)%
Portfolio turnover rate	2%	50%		47%		77%		28%

(a)	In accordance with a requirement of the Securities and of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 3.19% and (1.85)%, respectively for the year ended October 31, 2006 and 3.03% and (1.53)%, respectively for the year ended October 31, 2005 and 3.09% and (2.38)%, respectively for the year ended October 31, 2004.

(b)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations for the year ending October 31, 2004, which netted to a gain, primarily because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(c)	The reimbursement of certain interest costs by the advisor related to the SEC settlement discussed in Note 11 reduced the expense ratio by 0.15%.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year		For the year		For the year		For the period
	ended	ended		ended		ended		ended
	10/31/2007	10/31/2006		10/31/2005		10/31/2004		10/31/2003*
Net Asset Value, Beginning of Period	$17.07	$15.06		$13.89		$11.99		$10.00

Change in net assets from operations:
Net investment income (loss)	0.04	(0.09)		(0.01)		(0.08)		(0.14)
Net realized and unrealized gains on investments	3.77	2.47		1.63		1.98		2.13

Total from investment activities	3.81	2.38		1.62		1.90		1.99

Distributions:
Net realized gains from investments	(0.91)	(0.37)		(0.45)		—		—

Total Distributions	(0.91)	(0.37)		(0.45)		—		—

Net Asset Value, End of Period	$19.97	$17.07		$15.06		$13.89		$11.99

Total return	23.13%	16.04%		11.68%		15.85%		19.90	%(b)

Net assets at end of period (000’s)	$29,041	$23,525		$20,356		$14,969		$9,418

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.34%	2.72	%(c)	2.38	%(c)	2.45	%(c)	4.62	%(a)
Ratio of net investment income (loss) to average net assets	0.27%	(0.55	)%(c)	(0.15	)%(c)	(0.76	)%(c)	(2.96	)%(a)
Portfolio turnover rate	12%	36%		33%		44%		11%

*	The Commonwealth Global Fund commenced operations on December 3, 2002.

(a)	Annualized.

(b)	Aggregate total return, not annualized.

(c)	In accordance with a requirement of the Securities and of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 2.72%, and (0.55)%, respectively for the year ended October 31, 2006 and 2.33% and (0.10)%, respectively for the year ended October 31, 2005 and 2.40% and (0.71)%, respectively for the year ended October 31, 2004.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year		For the year		For the period
	ended	ended		ended		ended
	10/31/2007	10/31/2006		10/31/2005		10/31/2004**
Net Asset Value, Beginning of Period	$14.06	$11.85		$10.54		$10.00

Change in net assets from operations:
Net investment income	0.06	0.04		0.11		0.02
Net realized and unrealized gains on investments	0.21	2.28		1.28		0.52

Total from investment activities	0.27	2.32		1.39		0.54

Distributions:
Net investment income	(0.09)	(0.11)		(0.07)		—
Net realized gains	(0.03)	—	(d)	(0.01)		—

Total Distributions	(0.12)	(0.11)		(0.08)		—

Net Asset Value, End of Period	$14.21	$14.06		$11.85		$10.54

Total return	1.91%	19.74%		13.11%		5.40	%(b)

Net assets at end of period (000’s)	$15,037	$14,578		$12,490		$6,645

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.49%	2.87	%(c)	2.66	%(c)	3.45	%(a)(c)
Ratio of net investment income to average net assets	0.41%	0.29	%(c)	0.93	%(c)	0.33	%(a)(c)
Portfolio turnover rate	20%	8%		5%		3%

**	The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

(a)	Annualized.

(b)	Aggregate total return, not annualized.

(c)	In accordance with a requirement of the Securities and of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.86% and 0.30%, respectively for the year ended October 31, 2006 and 2.62% and 0.97%, respectively for the year ended October 31, 2005 and 3.40% and 0.38%, respectively for the year ended October 31, 2004.

(d)	Value is less than $0.005.
See accompanying notes to financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007

Note 1 — Organization
Commonwealth International Series Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund (each a “Fund” and collectively the “Funds”).
Note 2 — Investment Objectives
Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal conditions, at least 80% of each Fund’s total assets will be invested in the country or asset specified in its name.
The Australia/New Zealand Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities denominated in the Australia or New Zealand currency and securities of Australia/New Zealand Issuers. Australian/New Zealand Issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand, and Australian and/or New Zealand central and local government entities.
The Japan Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities demoninated in Yen and securities of Japanese Issuers. Japanese Issuers include issuers that are organized under Japanese law; issuers that are listed on the Japanese Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan, and Japanese central and local government entities.
The Global Fund invests in U.S. and foreign equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.
The Real Estate Securities Fund invests primarily in equity securities, including common and preferred stock, securities convertible into common stock and debt securities of companies in real estate industries, which may include real estate investment trusts (REITs), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies and other publicly-traded companies involved in real estate related activities and industries. Under normal conditions, at least 80% of the Fund’s total assets will be invested in securities of issuers in real estate and related industries. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Consistent with the Fund’s investment objective, certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.
Note 3 — Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A) Valuation of Securities — Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, at the last current bid quotation. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost. If the Advisor determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. Fair value prices are generally provided by an independent fair value service. The Funds have instituted a policy whereby fair value prices provided by a pricing service will be utilized if certain market conditions are met. For the year ended October 31, 2007, there were several instances where foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value in good faith to take into consideration the extraordinary change in the U.S. market occurring after the close of the foreign market.
B) New Accounting Pronouncements — On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for the Uncertainty of Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007 (Continued)

authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has concluded that there was no impact to the Funds’ financial statements as of October 31, 2007. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements.
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
C) Currency Translation — For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.
D) Accounting for Investments — Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.
E) Federal Income Taxes — No provision has been made for Federal income taxes because it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains to relieve it from all, or substantially all, such taxes.
Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.
F) Distributions to Shareholders — The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, short-term gains and capital loss carryovers.
G) Option Accounting Principles — When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.
When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007

H) Forward Currency Contracts — Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
At October 31, 2007, the Australia/New Zealand Fund had outstanding forward currency contracts to sell foreign currency against United States dollars as follows:

Foreign Currency	Currency	Value at Settlement	Current Value at	Unrealized
Sale Contract	Amount	Date Payable	October 31, 2007	Appreciation

New Zealand Dollar Settlement date 01/30/08	NZD 5,000,000	$3,816,377	$3,737,500	$78,877
I) Repurchase Agreements — In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited. As of October 31, 2007, the Funds’ hold no repurchase agreements.
J) Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results can be expected to differ from those estimates.
Note 4 — Related Party Transactions
A) Investment Advisor — The Funds retain FCA Corp (“FCA”) as their investment advisor. Under the Investment Advisory Agreement (the “Agreement”), FCA is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. Certain officers of the Trust are also officers of FCA Corp.
B) Administration, Fund Accounting and Transfer Agent — Effective August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), the Funds’ administrator, fund accounting and transfer agent was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”). An officer of the Trust also is an employee of the Administrator, but is paid no fees directly by the Funds for serving as an officer of the Trust. Under the Master Services Agreement with the Funds, CFSO is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Funds subject to annual minimums. The amounts charged to the Funds for the services provided by CFSO are reported within the Statement of Operations.
Under a Compliance Services Agreement between the Funds and CFSO (the “CCO Agreement”), CFSO also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds pay CFSO an annual fee of $40,000.
C) Distribution — Prior to August 1, 2007, BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., (the “Distributor”), had contracted with the Trust to serve as the Distributor. Effective August 1, 2007, the Board of Trustees of the Funds approved a new distribution agreement with Foreside Distribution Services, L.P. (“Foreside”), under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or FCA. For its services, the Distributor receives an annual fee of $20,000.
The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35%, of Fund assets are used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of Fund shareholders. The Funds are currently accruing and paying to the Distributor, 12b-1 fees at the rate of 0.25% of daily average net assets. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed within the Statements of Operations under Distribution fees.
D) Legal — Legal fees amounting to $220,218 were paid to Rabil & Ropka LLC. Charles R. Ropka, Esq., Assistant Secretary of the Fund, is a partner of that firm.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007 (Continued)

Note 5 — Investments in Affiliates
The Global Fund invests a portion of its assets in both the Australia/New Zealand Fund and the Japan Fund. The Funds are considered to be affiliated under the 1940 Act because they have the same investment advisor. When computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the Australia/New Zealand Fund and the Japan Fund. Details of the Global Fund’s holdings in the Australia/New Zealand and Japan Funds and related transactions during the year ended October 31, 2007 appear below.

					Dividend
	Beginning shares	Purchases	Sales	Ending Shares	Income*	Market Value

Australia/New Zealand Fund	37,625	5,152	—	42,777	$86,143	$869,662
Japan Fund	37,032	5,373	—	42,405	20,419	161,988

Totals					$106,562	$1,031,650

*	Dividends received were reinvested into the Australia/New Zealand Fund and the Japan Fund. The Global Fund received 5,152 shares and 5,373 shares of Australia/New Zealand Fund and the Japan Fund, respectively, from the reinvested dividends, including capital gains distributions.
Note 6 — Purchases and Sales of Securities
Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2007 were as follows:

	Purchases	Sales

Australia/New Zealand Fund	$8,107,836	$8,955,356
Japan Fund	150,355	741,708
Global Fund	3,096,762	3,542,991
Real Estate Securities Fund	2,972,327	4,392,796
Note 7 — Options Written by the Real Estate Securities Fund
A call option gives the holder the right to buy the underlying stock from the writer (the Funds) at a specified price within a fixed period of time. Therefore, the securities held by the Funds against which options are written may not be traded and are held in escrow by the custodian. Written option activity for the year ended October 31, 2007 was as follows:

Commonwealth Real Estate Securities Fund	Number of Options	Amount of Premium

Options outstanding at October 31, 2006	20	$9,335
Options written	221	118,454
Options expired	(105)	(71,008)
Options covered	(136)	(56,781)

Options outstanding at October 31, 2007	0	$0

Note 8 — Tax Matters
The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2007, the Funds’ most recent fiscal year end, the components of distributable earnings on a tax basis for the Funds were as follows:

		Undistributed	Accumulated
	Undistributed	Long-Term	Capital and	Unrealized	Distributable
	Ordinary Income	Capital Gains	Other Losses	Appreciation	Earnings

Australia/New Zealand Fund	$1,493,704	$2,972,878	$—	$15,369,337	$19,835,919
Japan Fund	—	—	(68,472)	1,983,895	1,915,423
Global Fund	19,811	1,670,276	—	9,546,422	11,236,509
Real Estate Securities Fund	135,591	870,266	—	2,952,488	3,958,345

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007 (Continued)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary income is attributable primarily to differing book/tax treatment of short term capital gains, mark to market of passive foreign investment companies, forward currency contract mark to market, and income accruals surrounding certain structured debt instruments.
As of October 31, 2007, the Funds had loss deferrals available for federal income tax purposes as of October 31, 2007 as follows:

Deferred for Taxu Purposes

Australia/New Zealand Fund	$10,089
Japan Fund	—
Global Fund	—
Real Estate Securities Fund	—
The losses deferred for tax purposes consist of losses deferred on wash sales.
For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/ (depreciation) of investments at October 31, 2007 for each Fund were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation

Australia/New Zealand Fund	$28,257,750	$19,682,110	$(4,412,523)	$15,269,587
Japan Fund	6,114,234	2,498,782	(514,729)	1,984,053
Global Fund	19,160,743	9,980,222	(433,800)	9,546,422
Real Estate Securities Fund	12,042,617	3,356,249	(403,761)	2,952,488
The tax character of distributions paid for the year ended October 31, 2007 and the year ended October 31, 2006 were as follows:

	Year ended October 31, 2007
	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Distributions Paid

Australia/New Zealand Fund	$946,630	$3,752,071	$—	$4,698,701
Japan Fund	217,021	902,982	8,866	1,128,869
Global Fund	84,742	1,169,696	—	1,254,438
Real Estate Securities Fund	93,720	32,294	—	126,014

	Year ended October 31, 2006
	Ordinary Income	Long Term Capital Gains	Total Distributions Paid

Australia/New Zealand Fund	$1,815,919	$1,960,068	$3,775,987
Japan Fund	—	121,620	121,620
Global Fund	22,634	472,447	495,081
Real Estate Securities Fund	110,782	9,214	119,996
Note 9 — Revolving Credit Agreement
The Trust has entered into a Revolving Credit Agreement with Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from an authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under the line of credit facility would exceed $10,000,000. Currently, subject to modification to conform to the Act as interpreted or modified from time to time, each Fund is permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007 (Continued)

bank. The Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The SEC has indicated, however, that certain type of transaction, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts. Any principal balance outstanding shall bear interest at the Federal Funds Rate in effect at that time plus 1.50%. There were no loans outstanding for the Funds as of October 31, 2007. The average amount of borrowings and the average interest rate on those borrowings by the Trust during the year ended October 31, 2007 were as follows:

	Average Principal Average	Interest Rate

Australia/New Zealand Fund	$21,619	6.70%
Japan Fund	15,403	6.68%
For the year ended October 31, 2007 the Global Fund and the Real Estate Securities Fund had no loans from the Revolving Credit Agreement.
Note 10 — Reclass of Capital Accounts
In accordance with accounting pronouncements, the Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Undistributed Net	Net realized gain
	Investment Income	(Accumulated losses)	Paid-in Capital

Australia/New Zealand Fund	$75,001	$(75,001)	$—
Japan Fund	149,282	4,210	(153,492)
Global Fund	(65,600)	65,600	—
Real Estate Securities Fund	30,455	(30,455)	—
Note 11 — Other Matters
The Commonwealth Funds, as previously disclosed in the Funds’ 2005 Annual Report and 2006 Semi-Annual Report to its shareholders filed with the SEC, were the subject of an investigation by the staff of the SEC concerning the Funds’ policies, procedures and disclosures relating to market timing transactions in the Australia/New Zealand and Japan Funds by certain investors, and use of the Funds’ borrowing authority to meet large redemption requests. There has been no allegation that anyone at FCA (the “Advisor”) or the Funds entered into any agreements or arrangements with market timers to permit market timing transactions in violation of Funds’ policies, or engaged in any deceptive practices to circumvent Fund policies.
As previously noted in the Funds’ 2006 Semi-annual Report, the SEC staff determined not to recommend that the SEC bring any enforcement action against the Funds or the Funds’ Trustees. Further, the staff also determined that it would not recommend any enforcement action against the Advisor and Mr. Robert W. Scharar, an interested Trustee and President of the Funds and President of the Advisor, relating to the adequacy of the Funds’ prospectus disclosure regarding the volume of, and the Funds’ policies governing, frequent short-term transactions in the Funds. However, the staff indicated that it was prepared to recommend an administrative proceeding against the Advisor and Mr. Scharar arising from the use of the Funds’ line of credit in excess of the Funds’ borrowing limitations set forth in the Funds’ prospectus.
The Advisor and Mr. Scharar, without admitting or denying any of the SEC’S findings, reached a settlement with the SEC to resolve this matter without further litigation. Under the terms of the settlement, the SEC issued an administrative order dated November 29, 2006 sanctioning Mr. Scharar and the Advisor for violations of Sections 13(a)(2) and 34(b) of the Act through a censure, a civil monetary penalty of $25,000 each, and an order that they cease and desist future violations of these provisions. The order acknowledges that Mr. Scharar and FCA cooperated with the SEC staff in its investigation and took remedial steps by, among other things, making a payment, with interest, to the Australia/New Zealand Fund and the Japan Fund of certain amounts of interest incurred by those Funds on the amounts borrowed in excess of borrowing limitations. The payments made amounted to $6,148 and $13,753 for the Australia/New Zealand Fund and the Japan Fund, respectively.

COMMONWEALTH INTERNATIONAL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS — October 31, 2007

These amounts were reflected as “expense reimbursement by advisor” in the Statements of Operations for the year ended October 31, 2006. A portion of the initial payment made to the Japan Fund was deposited into the custody account of the Australia/New Zealand Fund in error. Accordingly, the Japan Fund had a receivable due from the Australia/New Zealand Fund as of October 31, 2006 in the amount of $6,344 and the Australia/New Zealand Fund had a corresponding payable due to the Japan Fund in the same amount. Mr. Scharar will remain an officer and trustee of the Funds and FCA will remain the Funds’ Advisor. In his capacity as the Funds’ President and Trustee, Mr. Scharar requested, during the year ended October 31, 2006, that the Trust indemnify him for legal fees and expenses associated with his defense of this matter. The amounts were $109,854, $25,118, $59,140 and $35,888 for the Australia/New Zealand Fund, Japan Fund, Global Fund and Real Estate Securities Fund, respectively, and were included in prior year Statements of Operations. On December 19, 2006, the Independent Trustees after considering all relevant facts and materials, including the opinion of Fund Counsel, approved reimbursement of a portion of such legal fees and expenses excluding the fines, as well as the allocation of this indemnity cost to each of the funds based upon their relative average daily net assets.
Expenses incurred by the Funds in connection with this investigation impacted the net assets of the Funds and impacted each Fund’s NAV and the value of the investment made by each of the Funds’ shareholders.
Note 12 — Contractual Obligations
In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.
Note 13 — Concentration of Market Risk
The Commonwealth Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand companies and the Commonwealth Japan Fund invests exclusively in securities issued by Japanese companies. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region’s economical and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.
A large portion of investments held by the Commonwealth Real Estate Securities Fund are considered investments in the real estate sector of the market. Investing in a single market sector may be riskier than investing in a variety of market sectors.

COMMONWEALTH INTERNATIONAL SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Commonwealth International Series Trust
We have audited the statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.
BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
January 2, 2008

COMMONWEALTH INTERNATIONAL SERIES TRUST
Additional Information — October 31, 2007 (Unaudited)

During the fiscal year ended October 31, 2007, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains

Australia/New Zealand Fund	$3,752,071
Japan Fund	902,982
Global Fund	1,169,696
Real Estate Securities Fund	32,294
For the fiscal year ended October 31, 2007, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction

Global Fund	100.00%
Real Estate Securities Fund	60.36%
For the fiscal year ended October 31, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

Qualified Dividend Income

Australia/New Zealand Fund	0.80%
Global Fund	100.00%
Real Estate Securities Fund	96.45%
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898; and on the Commission’s website at http://www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898; and on the Commission’s website at http://www.sec.gov

COMMONWEALTH INTERNATIONAL SERIES TRUST
Additional Information — October 31, 2007 (Unaudited) (Continued)

Table of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these cost with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/07	10/31/07	5/1/07 — 10/31/07	5/1/07 — 10/31/07

Australia/New Zealand Fund	$1,000.00	$1,107.90	$14.61	2.75%
Japan Fund	1,000.00	1,002.60	18.12	3.59%
Global Fund	1,000.00	1,071.70	13.32	2.55%
Real Estate Securities Fund	1,000.00	946.70	13.40	2.73%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/07	10/31/07	5/1/07 - 10/31/07	5/1/07 - 10/31/07

Australia/New Zealand Fund	$1,000.00	$1,011.34	$13.94	2.75%
Japan Fund	1,000.00	1,007.11	18.16	3.59%
Global Fund	1,000.00	1,012.35	12.93	2.55%
Real Estate Securities Fund	1,000.00	1,011.44	13.84	2.73%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

COMMONWEALTH INTERNATIONAL SERIES TRUST
APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT
(COMMONWEALTH INTERNATIONAL SERIES TRUST)

Each series of the Commonwealth International Series Trust; the Commonwealth Australia/New Zealand Fund, the Commonwealth Japan Fund, the Commonwealth Global Fund and the Commonwealth Real Estate Securities Fund, (the “Fund” or collectively, the “Funds”) has independently entered into an investment advisory agreement with FCA Corp (“FCA” or the “Advisor”) (collectively, the “Advisory Agreement”). Pursuant to each Advisory Agreement, FCA is responsible for the day-to-day investment management of the respective Funds’ assets.
The Investment Company Act of 1940 (“1940 Act”) requires that the investment advisory agreements between the Investment Advisor and each series of the Trust, be approved initially and then annually by the vote of: (i) the Board of Trustees; and (ii) a majority of the Independent Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and FCA is required to furnish, such information as the Board of Trustees deems reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a fund’s fees, fund Boards are required to evaluate the material factors applicable to make a decision to approve an Advisory Agreement.
Consistent with the responsibilities referenced above, the Independent Trustees of the Board (hereinafter referred to as “Board”) called and held a special meeting of such Trustees only on May 9, 2007, to consider whether to continue the Advisory Agreement. The Independent Trustees, unanimously approved the continuation of the Advisory Agreement for a one year period ending May 31, 2008 after reviewing and considering such information as the Board deemed reasonably necessary to evaluate the nature and scope of the services to be provided by the Advisor to the Fund; the proposed compensation terms for the Advisor; the Advisor’s history and experience; and the effect growth of assets of the Fund would have on the Fund’s advisory fees and expense ratio
1. Information Received
The Board received various informational materials including, without limitation, a memorandum from the Advisor to the Board (the “Advisor Memo”); and a memorandum from the Trust legal counsel to the Board regarding considerations relevant to a review of investment advisory contracts by investment company trustees.
In evaluating the Investment Advisory Agreements, the Independent Trustees reviewed the Advisor Memo, including a list of personnel which disclosed employee background and experience; financial statements of the Investment Advisor; investment performance and experience managing funds and other information regarding the Investment Advisor or its affiliates and personnel; its operations and financial condition. The Independent Trustees discussed the operations of the Trust and the capabilities of the Investment Advisor to provide advisory and other services to the Trust. Among other information, the Independent Trustees reviewed information regarding:
•	the investment performance of each Fund;

•	the fees charged by the Investment Advisor for investment advisory services, as well as other compensation received by the Investment Advisor;

•	the projected total operating expenses of each Fund;

•	the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisors;

•	the experience of the Investment Advisor and other personnel providing services to the Funds and the historical quality of the services provided by the Investment Advisor; and

•	the profitability to the Investment Advisor of managing each Fund.
The Independent Trustees specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Investment Advisor, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of each Fund are reasonable given the quality of services expected to be provided and comparable fee and expense ratios of similar investment companies; (3) the relative performance of the Funds since commencement of operations as compared to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreement.
The information provided in connection with the Board Meeting was in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and the Funds’ performance.

COMMONWEALTH INTERNATIONAL SERIES TRUST
APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT
(COMMONWEALTH INTERNATIONAL SERIES TRUST) (Continued)

2. Nature, Extent and Quality of Services
In considering the nature and scope of the services provided by the Advisor, the Board considered the responsibilities the Advisor would have under the Advisory Agreement. The Board reviewed the services being provided by the Advisor including without limitation, its coordination of services for the Funds among the Funds’ service providers and, in particular, during the recent transition to the Funds’ new service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in its distribution. The Board considered the depth and quality of FCA’s investment management process, including its research capabilities; the experience, capability and integrity of its senior management personnel, all of whom have been performing similar functions for the Funds for several consecutive years; its key personnel; the overall financial strength and stability of its organization; the fact that FCA made available a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting; FCA’s continuity and the commitment of its management to continue to attract and retain qualified personnel and to maintain and enhance its resources and systems; FCA’s creativity in responding to difficult situations; the commitment of FCA personnel to finding alternatives and options that allow the Funds to maintain their goals and FCA’s continued cooperation with the Independent Trustees, the Chief Compliance Officer and legal counsel for the Funds.
After participating in a question and answer session with representatives of the Advisor and reviewing the foregoing information, reviewing further information in the Advisor Memo (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Independent Trustees concluded that the nature, extent and quality of the services provided by FCA has benefited and will continue to benefit the Funds and their shareholders.
3. Investment Performance
In examining the investment performance of the Funds and the Advisor, the Board compared the performance of the Funds with the performance of the benchmark indices, comparable funds managed by other advisors and comparable peer group indices. The Board also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies; and its unique knowledge in the international markets, the unique composition and investment objectives of the Funds and the investment results of the Funds in light of these compositions and objectives.
Following further discussion of the investment performance of each Fund, the Advisor’s experience managing each Fund and the Advisor’s separate accounts, and other factors, the Board concluded that the investment performance of each Fund and Advisor was satisfactory
4. Advisory Fees and Total Expenses
The Board reviewed the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, and considered the Advisor’s staffing, personnel, and methods of operation; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to each Fund and the Advisor by the principals of the Advisor; the asset levels of the Funds; the overall expenses of the Fund and the administrative expenses paid by the Advisor on behalf of the Fund without reimbursement. The Board reviewed the advisory fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other funds in their respective peer groups. The Board observed that while the Funds’ advisory fees were in line with other funds, the Funds’ total expenses were above the expense levels of the other funds. The Board noted that the small asset levels, coupled with increasing regulatory and related expenses and recent transition costs, prevented realistic comparisons with other funds. The Board concluded that given the very small asset levels of the Funds, it would be difficult for any advisor to operate the Funds at average cost levels, and that FCA had done an admirable job in keeping fees at the lowest possible levels consistent with the small asset levels and compliance with shareholder service and regulatory standards. The Board noted FCA’s effort to reduce the expenses of each Fund by transitioning to new service providers and re-positioning the various legal and compliance responsibilities. It was concluded that although Fund expenses were higher than category averages, such expenses were justified and unavoidable given the complex regulatory requirements, the unique composition of the Funds, the transition to new service providers and most importantly, the very small levels of assets under management. The Board concluded that the fees charged by FCA for management of the portfolios were consistent with fees charged by comparable funds, but that total expense ratios were unavoidably higher than average due to small levels of assets under management. Following further discussion of each Fund’s asset levels, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continued to provide benefits to each Fund at each Fund’s current and projected net asset levels for the next year and concluded that the Fund’s arrangements with the Advisor were fair and reasonable.

COMMONWEALTH INTERNATIONAL SERIES TRUST
APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT
(COMMONWEALTH INTERNATIONAL SERIES TRUST) (Continued)

5. Advisor Costs, Level of Profits and Economies of Scale
The Board reviewed information regarding FCA’s costs of providing services to the Funds, as well as the resulting level of profits to FCA, noting that those costs were high relative to the low asset levels of the Funds. The Board received information during the past year regarding the structure and manner in which FCA’s investment professionals were compensated and FCA’s view of the relationship of such compensation to the attraction and retention of quality personnel.
6. Ancillary Benefits
The Board and the committee considered a variety of other benefits received by FCA and its affiliates as a result of FCA’s relationship with the Funds and with other entities. The Independent Trustees noted that FCA provides some administrative services at no added cost to the Funds. The Board considered that with regard to the Australia/New Zealand Fund, the principals of FCA have developed exceptional exposure and reputations as leading spokespersons on Australia/New Zealand stock investments, and hence, add great value to the Funds in terms of marketing opportunities and credibility.
7. Brokerage
The Board reviewed the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions. The Board also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.
8. Conclusions
Based upon all of the foregoing considerations, and after further discussion and careful review, the Board, including a majority of those Trustees who are not parties to such agreement or interested persons of any such party, voting separately, approved the Investment Advisory Agreements for each Fund to continue for a one year period ending May 31, 2008 upon the terms and for the compensation described therein. To the Shareholders and Board of Trustees
Commonwealth International Series Trust
We have audited the statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

COMMONWEALTH INTERNATIONAL SERIES TRUST
TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer

INTERESTED TRUSTEES:

Robert Scharar(1) 5847 San Felipe, Suite 850 Houston, TX 77057 Age 59	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp.	4	See below(2)

INDEPENDENT TRUSTEES:

John Akard, Jr. 5847 San Felipe, Suite 850 Houston, TX 77057 Age 41	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Attorney/CPA	4	None

Kathleen Kelly 5847 San Felipe, Suite 850 Houston, TX 77057 Age 55	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Consultant	4	None

Jack Ewing 5847 San Felipe, Suite 850 Houston, TX 77057 Age 68	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Professor	4	None

OFFICERS:

Linda A. Durkin 3435 Stelzer Road Columbus, OH 43219 Age 47	Treasurer	12/18/06 — present	Employee of Citi Fund Services (9/06 to to present); from 2003-2006 employee of RR Donnelly; from 1993-2002 Vice President – Director of Fund Administration at Mercantile-Safe Deposit and Trust Co.	4	None

Michael Wible 10 W. Broad Street, Suite 700 Columbus, Ohio 43215-3435 Age 45	Secretary	12/18/06 — present	Attorney, Thompson Hine LLP	4	None

Charles R. Ropka 215 Fries Hill Road Turnersville, NJ 08012 Age 44	Assistant Secretary	2003 — present	Attorney, Rabil & Ropka, LLC	4	None

Bonnie Scott 5847 San Felipe, Suite 850 Houston, TX 77057 Age 58	Assistant Secretary	2003 — present	Administrator & Private Coordinator, FCA Corp.	4	None

Stephen E. Fodo 2515 Golden Pond Drive Kingwood, Texas 77345 Age 65	CCO	10/4/04 — present	Consultant	4	None

R. Jeffery Young 5847 San Felipe, Suite 850 Houston, TX 77057 Age 43	Vice President	9/12/07 — present	Managing Director of PPC Portfolio Consultants, Inc. (12/07 to present); President of Kinwood Group, LLC (8/07 to present); from October 1993 to June 2007, various senior positions with Citi	4	None
			Fund Services

(1)	Robert Scharar is considered an “interested person” of the Funds’ because of his affiliation with the Fund’s Investment Advisor as the sole shareholder of that Advisor.

(2)	Mr. Scharar is also a director of the following companies:, Blantyre Hotels Corp., NICO Holdings Corp., Vintech Investors LLC, Africap LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA advised entities and non FCA related entities

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Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
          (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
               2006 — $57,500       2007 — $48,000

          (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
               2006 — $0            2007 — $0
          (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
               2006 — $6,000       2007 — $6,000
          (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
               2006 — $0            2007 — $0
          (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          Not applicable.
               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
               2006 — 100%       2007 — 100%
          (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
          Not applicable.
          (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
          Not applicable.
          (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
          Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By (Signature and Title)*	/s/ Robert W. Scharar Robert W. Scharar, President
Date January 9, 2007
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Scharar Robert W. Scharar, President
Date January 9, 2007

By (Signature and Title)*	/s/ Linda A. Durkin Linda A. Durkin, Treasurer
Date Janaury 9, 2007